SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

[ X ] Filed by the registrant

[   ] Filed by a party other than the registrant


Check the appropriate box:

[   ] Preliminary Proxy Statement

[   ] Confidential, for Use of the Commission Only
      (as permitted by Rule 14a-6(e)(2))

[ X ] Definitive Proxy Statement

[   ] Definitive Additional Materials

[   ] Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12


                          YONKERS FINANCIAL CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[ X ] No fee required.

                   [YONKERS FINANCIAL CORPORATION LETTERHEAD]



                                                 December 29, 1998




Dear Fellow Stockholder:

         On behalf of the Board of Directors and management of Yonkers Financial Corporation (the "Company"), I cordially invite you to attend the Annual Meeting of Stockholders. The meeting will be held at 4:30 p.m. on January 27, 1999 at the principal office of The Yonkers Savings and Loan Association, FA, located at One Manor House Square, Yonkers, New York.

         An important aspect of the meeting process is the stockholder vote on corporate business items. I urge you to exercise your rights as a stockholder to vote and participate in this process. Stockholders are being asked to consider and vote upon the election of two directors, to approve certain amendments to the Yonkers Financial Corporation 1996 Stock Option and Incentive Plan and the Yonkers Financial Corporation 1996 Management Recognition Plan, and the ratification of the appointment of KPMG Peat Marwick LLP as independent auditors of the Company for the fiscal year ending September 30, 1999. The Board of Directors has carefully considered these proposals and unanimously recommends that you vote "For" all of the proposals.

         In addition to the annual stockholder vote on corporate business items, the meeting will include management's report to you on Yonkers Financial Corporation's 1998 financial and operating performance.

         I encourage you to attend the meeting in person. WHETHER OR NOT YOU ATTEND THE MEETING, HOWEVER, PLEASE READ THE ENCLOSED PROXY STATEMENT AND THEN COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE POSTAGE PREPAID ENVELOPE PROVIDED AS PROMPTLY AS POSSIBLE. This will save the Company additional expense in soliciting proxies and will ensure that your shares are represented. Please note that you may vote in person at the meeting even if you have previously returned the proxy.

         Thank you for your attention to this important matter.

                                   Sincerely,



                                   Richard F. Komosinski
                                   President and Chief Executive Officer

                          YONKERS FINANCIAL CORPORATION
                                6 Executive Plaza
                             Yonkers, New York 10701
                                 (914) 965-2500

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         To be Held on January 27, 1999

         Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of Yonkers Financial Corporation (the "Company") will be held at the principal office of The Yonkers Savings and Loan Association, FA, located at One Manor House Square, Yonkers, New York, at 4:30 p.m. New York time, on January 27, 1999.

         A Proxy Card and a Proxy Statement for the Meeting are enclosed.

         The Meeting is for the purpose of considering and acting upon:

         1.       The election of two directors of the Company;

         2. The approval of certain amendments to the Yonkers Financial Corporation 1996 Stock Option and Incentive Plan to provide for the acceleration of the vesting of the awards in the event of a change of control;

         3. The approval of certain amendments to the Yonkers Financial Corporation 1996 Management Recognition Plan to provide for the acceleration of the vesting of the awards in the event of a change of control;

         4. The ratification of the appointment of KPMG Peat Marwick LLP as the independent auditors of the Company for the fiscal year ending September 30, 1999;

and such other matters as may properly come before the Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Meeting.

         Any action may be taken on the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned. Stockholders of record at the close of business on December 4, 1998 are the stockholders entitled to vote at the Meeting and any adjournments thereof. A complete list of stockholders entitled to vote at the Meeting will be available for inspection by stockholders at the offices of the Company during the ten days prior to the Meeting, as well as at the Meeting.

         You are requested to complete and sign the enclosed form of proxy, which is solicited on behalf of the Board of Directors, and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Meeting in person.

                                            BY ORDER OF THE BOARD OF DIRECTORS


                                            William G. Bachop
                                            Chairman of the Board

Yonkers, New York
December 29, 1998

--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.
--------------------------------------------------------------------------------

                                 PROXY STATEMENT

                          YONKERS FINANCIAL CORPORATION
                                6 Executive Plaza
                             Yonkers, New York 10701
                                 (914) 965-2500

                         ANNUAL MEETING OF STOCKHOLDERS
                                January 27, 1999


         This Proxy Statement is furnished in connection with the solicitation on behalf of the Board of Directors of Yonkers Financial Corporation (the "Company"), the parent company of The Yonkers Savings and Loan Association, FA ("Yonkers Savings" or the "Association"), of proxies to be used at the Annual Meeting of Stockholders of the Company (the "Meeting") which will be held at the principal office of the Association, located at One Manor House Square, Yonkers, New York, on January 27, 1999 at 4:30 p.m. New York time, and all adjournments of the Meeting. The accompanying Notice of Annual Meeting and this Proxy Statement are first being mailed to stockholders on or about December 29, 1998.

         At the Meeting, stockholders of the Company are being asked to consider and vote upon the election of two directors, to approve certain amendments to the Yonkers Financial Corporation 1996 Stock Option and Incentive Plan and the Yonkers Financial Corporation 1996 Management Recognition Plan, and the appointment of KPMG Peat Marwick LLP as independent auditors for the Company.

Vote Required and Proxy Information

         All shares of the Company's Common Stock, par value $.01 per share (the "Common Stock"), represented at the Meeting by properly executed proxies received prior to or at the Meeting, and not revoked, will be voted at the Meeting in accordance with the instructions thereon. If no instructions are indicated, properly executed proxies will be voted for the proposals set forth in this Proxy Statement. The Company does not know of any matters, other than as described in the Notice of Annual Meeting, that are to come before the Meeting. If any other matters are properly presented at the Meeting for action, the persons named in the enclosed form of proxy and acting thereunder will have the discretion to vote on such matters in accordance with their best judgment.

         The directors shall be elected by a plurality of the votes present in person or represented by proxy at the Meeting and entitled to vote on the election of directors. The proposals to approve certain amendments to the Yonkers Financial Corporation 1996 Stock Option and Incentive Plan, to approve certain amendments to the Yonkers Financial Corporation 1996 Management Recognition Plan, and the ratification of the appointment of KPMG Peat Marwick LLP as independent auditors each require the affirmative vote of a majority of shares present in person or represented by proxy at the Meeting and entitled to vote on the matter. Proxies marked to abstain with respect to these proposals have the same effect as votes against the proposal. Broker non-votes have no effect on the vote. One-third of the shares of the Common Stock, present in person or represented by proxy, shall constitute a quorum for purposes of the Meeting. Abstentions and broker non-votes are counted for purposes of determining a quorum.

         A proxy given pursuant to the solicitation may be revoked at any time before it is voted. Proxies may be revoked by: (i) filing with the Secretary of the Company at or before the Meeting a written notice of revocation bearing a later date than the proxy, (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Meeting, or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy). Any written notice revoking a proxy should be delivered to Joseph L. Macchia, Secretary, Yonkers Financial Corporation, 6 Executive Plaza, Yonkers, New York 10701.

Voting Securities and Certain Holders Thereof

         Stockholders of record as of the close of business on December 4, 1998 will be entitled to one vote for each share of Common Stock then held. As of that date, the Company had 2,726,239 shares of Common Stock issued and outstanding. The following table sets forth information regarding share ownership of those persons or entities known by management to beneficially own more than five percent of the Common Stock and all directors and executive officers of the Company and the Association as a group.

                                                                              Shares
                                                                           Beneficially
                                                                             Owned at       Percent
                           Beneficial Owner                              December 4, 1998   of Class
                           ----------------                              ----------------   --------
Five Percent Beneficial Owners
------------------------------

Yonkers Financial Corporation Employee Stock Ownership Plan(1)               214,245        7.86%
6 Executive Plaza
Yonkers, New York  10701

Wellington Management Co., LLP(2)                                            254,400        9.33
75 State Street
Boston, Massachusetts  02109

First Financial Fund, Inc.(3)                                                168,000        6.16
Gateway Center Three
100 Mulberry Street
Newark, New Jersey  07102-4077

Gould Investors, L.P.(4)                                                     241,300        8.85
60 Cutter Mill Road, Suite 303
Great Neck, New York  11021-3190

Directors and executive officers of the Company                              258,349        9.51
 and the Association, as a group (10 persons)

-------------------------
(1) The amount reported represents shares held by the Employee Stock Ownership Plan ("ESOP"), of which 71,415 shares have been allocated to accounts of participants. Community Bank, N.A., the trustee of the ESOP, may be deemed to beneficially own the shares held by the ESOP which have not been allocated to accounts of participants. Participants in the ESOP are entitled to instruct the trustee as to the voting of shares allocated to their accounts under the ESOP. Unallocated shares held in the ESOP's suspense account or allocated shares for which no voting instructions are received are voted by the trustee in the same proportion as allocated shares voted by participants.
(2) Based on information included in a Schedule 13G/A filed by Wellington Management Co., LLP with the Securities and Exchange Commission on February 10, 1998. Wellington Management Co., LLP is an investment advisor which claimed shared voting power in 82,400 shares of Common Stock and shared dispositive power with respect to all of the shares of Common Stock reported in the Schedule 13G/A. More than five percent of said shares of Common Stock owned by Wellington Management Co., LLP are owned in its capacity as investment advisor on behalf of First Financial Fund, Inc.
(3) Based on information included in Schedule 13G filed by First Financial Fund, Inc. with the Securities and Exchange Commission on February 11, 1998. First Financial Fund is an Investment Company which claimed sole voting power and shared dispositive with respect to all of the shares of Common Stock reported in the Schedule 13G.
(4) Based on information included in a Schedule 13D/A filed by Gould Investors L.P. with the Securities and Exchange Commission on July 7, 1998. Gould Investors L.P. is a limited partnership engaged primarily in the real estate business. It also invests in equity securities of other entities. Gould Investors L.P. reported sole voting power and sole dispositive power with respect to all of the shares of Common Stock reported in the Schedule 13D/A. An additional 9,200 shares of Common Stock are owned by persons or entities who may be deemed affiliates of Gould Investors L.P.

                       PROPOSAL I - ELECTION OF DIRECTORS


         The Company's Board of Directors is presently composed of seven members, each of whom is also a director of the Association. Directors of the Company are generally elected to serve for a three-year term or until their respective successors shall have been elected and shall qualify. Approximately one-third of the directors are elected annually.

         The following table sets forth certain information regarding the Board of Directors of the Company and the Association, including their terms of office and the nominees for election as director. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to the nominee) will be voted at the Meeting for the election of the nominees identified in the following table. If a nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why the nominees might be unable to serve, if elected. Except as described herein, there are no arrangements or understandings between any director or nominee and any other person pursuant to which such director or nominee was selected.

                                                                                                   Shares of Common
                                                                                         Term     Stock Beneficially    Percent
                                                                                          to           Owned at           of
           Name                Age         Position(s) Held         Director Since(1)   Expire    December 4, 1998(2)    Class
---------------------------  ------  ----------------------------- ------------------  ---------  -------------------  ---------

NOMINEES
--------

Richard F. Komosinski          56    Director, President and Chief        1977           2002            71,569            2.63%
                                       Executive Officer
Michael J. Martin              44    Director                             1992           2002             9,285            0.34

DIRECTORS CONTINUING IN OFFICE
------------------------------

William G. Bachop              69    Chairman of the Board                1982           2000            23,428            0.86
Donald R. Angelilli            60    Director                             1982           2000            19,428            0.71
Eben T. Walker                 50    Director                             1994           2000            19,103            0.70
P. Anthony Sarubbi             72    Vice Chairman of the Board           1985           2001            28,428            1.04
Charles D. Lohrfink            70    Director                             1985           2001            23,126            0.85

----------------------------
(1)      Includes service as a director of the Association.

(2) Includes shares held directly, as well as shares held in retirement accounts, shares allocated to the ESOP accounts of certain of the named persons, shares held by certain members of the named individuals' families, or shares held by trusts of which the named individual is a trustee or substantial beneficiary, with respect to which shares the named individuals may be deemed to have sole voting and/or investment power. The amount also includes awards of 25,714 shares of restricted stock under the Yonkers Financial Corporation 1996 Management Recognition Plan as of December 4, 1998 and 77,126 options under the Yonkers Financial Corporation 1996 Stock Option and Incentive Plan as of December 4, 1998.

         The business experience of each director and director nominee is set forth below. All directors have held their present positions for at least the past five years, except as otherwise indicated.

         Richard F. Komosinski. Mr. Komosinski is President and Chief Executive Officer of the Association and the Company, positions he has held since 1977 and 1995, respectively. Mr. Komosinski has been employed by the Association since 1960 and has held a variety of positions. As the Association's Chief Executive Officer, Mr. Komosinski is responsible for all aspects of the Association's operations.

         Michael J. Martin. Mr. Martin is Vice President of Herbert G. Martin, Inc., an electrical contracting company located in Yonkers, New York. He has been employed by this company since 1981 and was promoted to his present position in 1986.

         William G. Bachop. Mr. Bachop is currently retired. Prior to his retirement in May 1992, he was a professional engineer and President of Herbert
G. Martin, Inc., an electrical contracting company located in Yonkers, New York, for 43 years.

         Donald R. Angelilli. Mr. Angelilli has been a real estate broker since 1992. He is currently employed by Weichert Realtors located in Toms River, New Jersey. Prior to 1992, he was employed as a building contractor and Vice President of Frank Angelilli Construction Company.

         Eben T. Walker. Mr. Walker is President of Graphite Metallizing Corporation, a manufacturing company located in Yonkers, New York. Mr. Walker has been employed by this company since 1979 and was promoted to his present position in 1985.

         P. Anthony Sarubbi. Mr. Sarubbi is a consulting engineer and President of P. Anthony Sarubbi, Inc., a general contracting company located in Mt. Vernon, New York. He has held his present position since 1982.

         Charles D. Lohrfink. Mr. Lohrfink is currently retired. Prior to his retirement in 1990, he was Public Affairs Director for Consolidated Edison located in New York, New York for 15 years and employed by Consolidated Edison for 43 years.

Board of Directors' Meetings and Committees

         Board and Committee Meetings of the Company. Meetings of the Company's Board of Directors are generally held on a quarterly basis. The Board of Directors of the Company held eleven meetings during fiscal 1998. No incumbent director attended fewer than 75% of the total number of meetings held by the Board of Directors and by all committees of the Board of Directors on which he served during the fiscal year.

         The Board of Directors of the Company has standing Executive, Audit, Compensation, Investment and Nominating committees.

         The Executive Committee generally acts in lieu of the full Board of Directors between Board meetings. The members of this Committee are Directors Sarubbi (Chairman), Bachop, Komosinski and Lohrfink. Alternative members of this Committee are Directors Martin and Walker. This Committee did not meet during fiscal 1998.

         The Audit Committee reviews audit reports and related matters to ensure effective compliance with regulations and internal policies and procedures. This Committee also acts as a liaison between the Company's internal and external auditors and the Board. Directors Angelilli (Chairman), Martin, Sarubbi, and Walker currently comprise this committee.
The Committee met once during fiscal 1998.

         The Compensation Committee reviews and approves all executive officers' compensation plans. The current members of this Committee are Directors Bachop (Chairman), Lohrfink, and Sarubbi. The Committee met four times during fiscal 1998.

         The Investment Committee, comprised of Directors Walker (Chairman), Bachop, Komosinski and Lohrfink, reviews, formulates, establishes policy, sets appropriate goals and limitations, and makes recommendations to the Board with respect to investments. The Committee did not meet during fiscal 1998.

         The Nominating Committee meets annually in order to nominate candidates for membership on the Board of Directors. This Committee is comprised of Directors Komosinski (Chairman), Bachop, Martin and Walker. While the Board of Directors will consider nominees recommended by stockholders, the Committee has not actively solicited such nominations. Pursuant to the Company's Bylaws, nominations by stockholders must be delivered in writing to the Secretary of the Company at least 30 days before the date of the Meeting. The Committee met once during fiscal 1998.

         Board and Committee Meetings of the Association. The Association's Board of Directors meets monthly and may have additional special meetings upon the request of the Chairman or at least three Directors. The Board of Directors met thirteen times during the fiscal year ended September 30, 1998. During the fiscal year, no director of the Association attended fewer than 75% of the aggregate of the total number of Board meetings and the total number of meetings held by the committees of the Board of Directors on which he served.

         The Association has standing Executive, Business Development and Building, Audit, Loan, Investment, New Directors and Compensation Committees.

         The Executive Committee is comprised of Directors Sarubbi (Chairman), Bachop, Komosinski and Lohrfink. Alternative members are Directors Martin and Walker. The Executive Committee meets on an as-needed basis between Board meetings and generally has the authority of the full Board. The Committee met six times during fiscal 1998.

         The Business Development and Building Committee meets as needed to review the Association's business strategies and strategic planning alternatives and makes recommendations to the full Board. Members of this Committee include Directors Lohrfink (Chairman), Angelilli, Komosinski and Sarubbi. The Committee met five times during fiscal 1998.

         The Audit Committee, comprised of Directors Angelilli (Chairman), Lohrfink, Martin, Sarubbi and Walker, meets quarterly with the Association's internal auditor to oversee and monitor the Association's internal auditing function. This Committee also meets periodically with the Association's external auditors. This Committee met four times during fiscal 1998.

         The Loan Committee generally meets monthly to review the Association's lending policies and underwriting standards. Members of the Committee include Directors Martin (Chairman), Angelilli, Komosinski and Walker. The Committee met eight times during fiscal 1998.

         The Investment Committee, comprised of Directors Walker (Chairman), Bachop, Komosinski and Martin, reviews, formulates, establishes policy, sets appropriate goals and limitations, and makes recommendations to the Board with respect to investments. The Committee met twice during fiscal 1998.

         The New Directors Committee meets on an as-needed basis to select candidates to fill vacancies on the Association's Board of Directors. During fiscal 1998, the New Directors Committee was comprised of Directors Bachop (Chairman), Angelilli, Komosinski, Lohrfink, Martin, Sarubbi and Walker. This Committee did not meet during fiscal 1998.

         The Compensation Committee is responsible for reviewing and making recommendations to the Board regarding all benefits, personnel policies and compensation issues. The current members of the Compensation Committee are Directors Bachop (Chairman), Komosinski, Lohrfink and Sarubbi. This Committee met six times during fiscal 1998.

Director Compensation

         Effective February 1998, each of the directors, other than the Chairman and the Vice Chairman, received a fee of $750 per meeting attended as compensation for service on the Board of the Company. The Chairman and Vice Chairman of the Board of the Company received $800 and $775, respectively, for Board meetings attended. In addition, all directors received a retainer fee of $6,000 as compensation for serving as a member of the Board. Also, all non-employee members of the Board received an additional $275 for each committee meeting attended and committee Chairmen received $300 per committee meeting attended.

         Effective February 1998, each of the directors, other than the Chairman and the Vice Chairman, received a fee of $500 per meeting attended as compensation for service on the Board of the Association. The Chairman and Vice Chairman of the Board of the Association received $600 and $550, respectively, for Board meetings attended. Also, all non-employee members of the Board received an additional $200 for each committee meeting attended and committee Chairmen received $225 per committee meeting attended. Director Emeriti received a fee of $450 per Board meeting.

Executive Compensation

         The Company has not paid any compensation to its executive officers since its formation. The Company does not presently anticipate paying any compensation to such persons until it becomes actively involved in the operation or acquisition of businesses other than the Association.

         The following table sets forth information concerning the compensation for services in all capacities to the Company for the fiscal year ended September 30, 1998 to Richard F. Komosinski, the Company's Chief Executive Officer, Joseph L. Macchia, the Company's Vice President and Secretary, Joseph
D. Roberto, the Company's Vice President, Treasurer and Chief Financial Officer, and Philip A. Guarnieri, the Company's Vice President, all of whose aggregate compensation exceeded $100,000 during any reported fiscal period.

                                                    SUMMARY COMPENSATION TABLE

                                                                                     Long-Term Compensation
                                                                                     ----------------------
                                   Annual Compensation                                        Awards
                                   -------------------                                        ------
                                                                                            Restricted   Securities
                                                                             Other Annual     Stock      Underlying   All Other
                                                         Salary     Bonus    Compensation    Award(s)     Options/   Compensation
        Name and Principal Position            Year       ($)        ($)        ($)(1)          ($)       SARs(#)        ($)
        ---------------------------            ----       ---        ---        ------          ---       -------        ---
Richard F. Komosinski, President, Chief
Executive Officer and Director                 1998    $163,939(2)   $32,820      ---               ---          ---    $   560(7)
                                               1997     156,954(3)    16,360      ---       $459,728(5)    85,698(6)      1,539(7)
                                               1996     147,051(4)    18,083      ---               ---          ---      3,571(7)

Joseph L. Macchia, Vice President and
 Secretary                                     1998     $85,762      $24,350      ---               ---          ---    $   487(8)
                                               1997      81,754       10,000      ---       $147,110(12)   28,566(15)     1,013(8)
                                               1996      76,995        9,285      ---               ---          ---      2,129(8)

Joseph D. Roberto, Vice President, Treasurer
 and Chief Financial Officer                   1998     $78,428      $24,350      ---               ---          ---    $   448(9)
                                               1997      73,577        9,760      ---       $147,110(13)   28,566(16)       928(9)
                                               1996      69,064        9,019      ---               ---          ---      1,922(9)

Philip A. Guarnieri, Vice President            1998     $83,340      $24,350      ---               ---     3,000(17)   $   448(10)
                                               1997      78,337        4,120      ---        $69,375(14)   15,003(18)       373(10)
                                               1996      14,846(11)      ---      ---               ---          ---         90(10)

---------------

(1) Pursuant to SEC rules, the table above excludes perquisites and other personal benefits which do not exceed the lesser of $50,000 or 10% of salary and bonus.

(2) Includes directors and retainer fees of $15,500 paid to Mr. Komosinski by the Company and Association.

(3)      Includes directors fees of $13,500 paid to Mr. Komosinski.

(4)      Includes directors fees of $11,600 paid to Mr. Komosinski.

(5) Pursuant to the Yonkers Financial Corporation 1996 Management Recognition Plan, on October 30, 1996 the Company granted to Mr. Komosinski an award of 35,707 shares of restricted common stock, which vests in five equal installments beginning on October 30, 1997. As of September 30, 1998, the 28,566 unvested restricted shares of common stock awarded Mr. Komosinski had an aggregate value of $435,632 based on the closing price per share as reported on the Nasdaq National Market on such date.

(6) Pursuant to the Yonkers Financial Corporation 1996 Stock Option and Incentive Plan, on October 30, 1996 the Company granted to Mr. Komosinski options to purchase 85,698 shares of common stock at a market price on the date of grant of $12.875 per share. Such options vest in five equal installments beginning October 30, 1997.

(7) Includes the Association's contributions of $0, $1,035 and $3,067 to the 401(k) Plan and life insurance premiums paid by the Association of $560, $504, and $504 on behalf of Mr. Komosinski for the years 1998, 1997 and 1996, respectively.

(8) Includes the Association's contributions of $0, $600 and $1,726 to the 401(k) Plan and life insurance premiums paid by the Association of $487, $413 and $403 on behalf of Mr. Macchia for the years 1998, 1997 and 1996, respectively.

(9) Includes the Association's contributions of $0, $555 and $1,562 to the 401(k) Plan and life insurance premiums paid by the Association of $448, $373 and $360 on behalf of Mr. Roberto for the years 1998, 1997 and 1996, respectively.

(10) Life insurance premiums paid by the Association of $448, $373 and $90 on behalf of Mr. Guarnieri for the years 1998, 1997 and 1996, respectively.

(11)     Mr. Guarnieri began employment with the Company on July 8, 1996.

(12) Pursuant to the Yonkers Financial Corporation 1996 Management Recognition Plan, on October 30, 1996 the Company granted to Mr. Macchia an award of 11,426 shares of restricted common stock, which vests in five equal installments beginning on October 30, 1997. As of September 30, 1998, the 9,140 unvested restricted shares of common stock awarded Mr. Macchia had an aggregate value of $139,385 based on the closing price per share as reported on the Nasdaq National Market on such date.

(13) Pursuant to the Yonkers Financial Corporation 1996 Management Recognition Plan, on October 30, 1996 the Company granted to Mr. Roberto an award of 11,426 shares of restricted common stock, which vests in five equal installments beginning on October 30, 1997. As of September 30, 1998, the 9,140 unvested restricted shares of common stock awarded

         Mr. Roberto had an aggregate value of $139,385 based on the closing price per share as reported on the Nasdaq National Market on such date.

(14) Pursuant to the Yonkers Financial Corporation 1996 Management Recognition Plan, on February 18, 1997 the Company granted to Mr. Guarnieri an award of 5,000 shares of restricted common stock, which vests in five equal installments beginning on February 18, 1998. As of September 30, 1998, the 4,000 unvested restricted shares of common stock awarded Mr. Guarnieri had an aggregate value of $61,000 based on the closing price per share as reported on the Nasdaq National Market on such date.

(15) Pursuant to the Yonkers Financial Corporation 1996 Stock Option and Incentive Plan, on October 30, 1996 the Company granted to Mr. Macchia options to purchase 28,566 shares of common stock at a market price on the date of grant of $12.875 per share. Such grants vest in five equal installments beginning on October 30, 1997.

(16) Pursuant to the Yonkers Financial Corporation 1996 Stock Option and Incentive Plan, on October 30, 1996 the Company granted to Mr. Roberto options to purchase 28,566 shares of common stock at a market price on the date of grant of $12.875 per share. Such grants vest in five equal installments beginning on October 30, 1997.

(17) Pursuant to the Yonkers Financial Corporation 1996 Stock Option and Incentive Plan, the Company granted to Mr. Guarnieri, effective October 30, 1997, options to purchase 3,000 shares of common stock at a market price on the date of grant of $21.625 per share. Such grants vest in five equal installments beginning on October 30, 1998.

(18) Pursuant to the Yonkers Financial Corporation 1996 Stock Option and Incentive Plan, on October 30, 1996 the Company granted to Mr. Guarnieri options to purchase 15,003 shares of common stock at a market price on the date of grant of $12.875 per share. Such grants vest in five equal installments beginning on October 30, 1997.

         The following table provides information regarding stock options. No stock appreciation rights were granted during fiscal 1998.

====================================================================================================================================
                                               OPTION/SAR GRANTS IN LAST FISCAL YEAR
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                            Potential Realizable
                                                                                                              Value at Assumed
                                                                                                           Annual Rates of Stock
                                                                                                           Price Appreciation for
                                                       Individual Grants                                          Option Term
------------------------------------------------------------------------------------------------------------------------------------
                                   % of Total
                                                              Options          Exercise
                                              Options       Granted to          or Base
                                              Granted        Employees           Price        Expiration
                   Name                         (#)       in Fiscal Year        ($/Sh)           Date         5%           10%
------------------------------------------------------------------------------------------------------------------------------------

Philip A. Guarnieri                            3,000           100%             $21.625        10/30/07     $40,845     $103,455
====================================================================================================================================

         The following table provides information as to the value of the options held by the Company's Named Officer, during fiscal 1998, none of which have been exercised.

===================================================================================================================
                                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                                        OPTION VALUES AT SEPTEMBER 30, 1998
-------------------------------------------------------------------------------------------------------------------
                                                                                               Value of
                                                               Number of                     Unexercised
                                                              Unexercised                    In-the-Money
                                                              Options at                      Options at
                                                              FY-End (#)                    FY-End ($)(1)
-------------------------------------------------------------------------------------------------------------------
                             Shares
                           Acquired on     Value
                            Exercise      Realized   Exercisable    Unexercisable   Exercisable    Unexercisable
          Name                 (#)          ($)          (#)             (#)            ($)             ($)
-------------------------------------------------------------------------------------------------------------------
Richard F. Komosinski          ---          $---       17,140           68,558       $40,708          $162,825

Joseph D. Roberto              ---          $---        5,713           22,853        13,568            54,276

Joseph L. Macchia              ---          $---        5,713           22,853        13,568            54,276

Philip A. Guarnieri            ---          $---        3,001        15,002(2)         7,127            35,630
===================================================================================================================

-----------------
(1) Represents the aggregate market value (market price of the Common Stock less the exercise price) of the option granted based upon the closing price of $15.25 per share of the Common Stock as reported on the Nasdaq National Market on September 30, 1998.

(2) In fiscal 1997, Mr. Guarnieri was granted options to purchase 15,003 shares of the Company's common stock at an exercise price of $12.875 per share. In fiscal 1998, Mr. Guarnieri was granted options to purchase an additional 3,000 shares of the Company's common stock at an exercise price of $21.625 per share.

Employment Agreement

         The Company has entered into an employment agreement with Mr. Komosinski. The employment agreement is designed to assist the Association in maintaining a stable and competent management team. The continued success of the Company depends to a significant degree on the skills and competence of its President and Chief Executive Officer. The employment agreement provides for an annual base salary in an amount not less than such individual's current salary and an initial term of three years. The agreement provides that it shall be extended directly for a period of one day (so that its term is always three years) unless the Company gives a 90-day notice that it will not extend the agreement. The agreement provides for termination upon the employee's death, for cause or in certain events specified in the Agreement. The employment agreement is also terminable by the employee upon 90 days' notice to the Company.

         In the event Mr. Komosinski is involuntarily terminated in connection with a change in control, the employment agreement provides for payment to Mr. Komosinski of a lump sum payment equal to 299% of his base compensation, plus the maintenance of his health insurance for the remaining term of the contract, in lieu of the payment of his salary. Such provision could have the effect of deterring an attempt to acquire control of the Company by increasing the acquiror's expenses if any acquisition occurs. The termination payment is subject to reduction by the amount of all other compensation to Mr. Komosinski deemed for purposes of the Internal Revenue Code of 1986, as amended (the "Code") to be contingent on a "change in control," and may not exceed three times the employee's average annual compensation over the most recent five-year period or be non-deductible by the Association for federal income tax purposes.

         Based on his salary at September 30, 1998, if Mr. Komosinski had been terminated as of such date in connection with a change in control, under circumstances entitling him to severance pay as described above, he would have been entitled to receive a lump sum cash payment of approximately $526,605.

Change in Control Severance Agreements

         The Company has entered into three year change in control severance agreements with Vice Presidents Joseph L. Macchia, Joseph D. Roberto and Philip
A. Guarnieri. Each agreement provides for daily extensions on the same basis as the employment contract discussed above. Each agreement provides for termination for cause or upon the occurrence of certain events designated therein.

         Each agreement provides for payment to the employee of 299% of the employee's base compensation and the continued payment of health insurance coverage in the event employment terminates involuntarily in connection with a change in control of the Company. This termination payment is subject to reduction by the amount of all other compensation to the employee deemed for purposes of the Code to be contingent on a "change in control," and may not exceed three times the employee's average annual compensation over the most recent five-year period or be non-deductible by the Association for federal income tax purposes. Based upon Messrs. Macchia, Roberto and Guarnieri's salaries at September 30, 1998, if a change of control occurs with the result that they were terminated, they would be entitled to receive a lump sum cash payment of approximately $281,538, $257,056 and $222,857, respectively.

Benefit Plans

         General. Yonkers Savings currently provides health care benefits to its employees, including hospitalization, major medical, life and disability insurance, subject to certain deductibles and copayments by employees. The Association also offers a cafeteria plan to its employees which enables participating employees to defer up to $5,000 of each employee's annual salary to cover, among other things, dental care, eye care expense, dependent care and medical insurance premiums.

         Defined Benefit Pension Plan. The Association sponsors a defined benefit pension plan for its employees (the "Pension Plan"). Full-time salaried employees are eligible to participate in the Pension Plan following the completion of one year of service (1,000 hours worked during a continuous 12-month period) and attainment of 21 years of age. A participant must reach five years of service before attaining a vested interest in his or her retirement benefits, after which such participant is 100% vested. The Pension Plan is funded solely through contributions made by Yonkers Savings. There was no Pension Plan contribution for the 1998 plan year due to benefit adjustments to the plan.

         The benefit provided to a participant at normal retirement age (generally age 65) is based on the average of the participant's basic annual compensation during the five consecutive calendar years of service within which yields the highest average compensation ("average annual compensation"). Effective January 1, 1998, the annual benefit provided to a participant who retires at age 65 is equal to 1.25% of average annual compensation for each year of service subject to offset of the participant's anticipated Social Security benefits. An individual's annual benefit is limited to the lesser of 100% of his or her annual average compensation or $125,000. The Pension Plan also provides for death benefits.

         The following table sets forth, as of September 30, 1998, estimated annual pension benefits for individuals at age 65 payable in the form of a life annuity under the most advantageous plan provisions for various levels of compensation and years of service. The benefits set forth in this table are based upon the assumption that the retirement plan continues in its present form, are in addition to those which may be received as social security benefits, and do not reflect benefits payable under the ESOP. At September 30, 1998, the estimated years of credited service of Mr. Komosinski, Mr. Macchia, Mr. Roberto and Mr. Guarnieri are 35, 26, 24 and 1 year, respectively.

=====================================================================================================================
                                                 PENSION PLAN TABLE
---------------------------------------------------------------------------------------------------------------------
     Average
     Eligible        15 Years         20 Years        25 Years         30 Years         35 Years        40 Years
   Compensation       Service          Service         Service          Service          Service         Service
---------------------------------------------------------------------------------------------------------------------
     $100,000        $23,680          $31,873          $40,066         $48,259          $56,453          $63,758
      125,000         30,183           40,618           51,053          61,488           71,924           81,055
      150,000         36,685           49,362           62,040          74,717           87,395           98,352
      175,000         36,909           49,587           62,264          74,941           87,619           98,576
      200,000         36,909           49,587           62,264          74,941           87,619           98,576
      225,000         36,909           49,587           62,264          74,941           87,619           98,576
=====================================================================================================================

         Generally, an employee who has attained age 55 has the right to elect to immediately begin receiving adjusted retirement benefits less than those indicated in the table upon any separation from service with the Association. The Internal Revenue Code places a maximum limit on the benefits that can be provided under qualified retirement plans such as the Pension Plan. For 1998, the annual Internal Revenue Code limit for a straight life annuity benefit at normal retirement age was $130,000, which amount is actuarially reduced for participants who retire and begin receiving benefits early.

         Supplemental  Executive  Retirement  Agreement.   The  Association  has
entered into a non-qualified Supplemental Executive Retirement Agreement ("SERA") with President Komosinski which provides him with a supplemental retirement benefit equal to what would have been provided to him under the Pension Plan but for the limitations contained in Sections 401, 414 and 415 of the Code. Such benefit shall be payable upon retirement in form of a lump sum distribution. The SERA is presently unfunded and all obligations arising thereunder are payable from the general assets of the Association.

         The Association may establish an irrevocable grantor trust in connection with the SERA. This trust would be funded with contributions from the Association for the purpose of providing the benefits promised under the terms of the SERA. Under such circumstances, the SERA participant would have only the rights of an unsecured creditor with respect to the trust's assets, and would not recognize income with respect to benefits provided by the SERA until such benefits are received by the participant. The assets of the grantor trust would be considered part of the general assets of the Association and would be subject to the claims of the Association's creditors in the event of the Association's insolvency. Earnings on the trust's assets would be taxable to the Association. The trustee of the trust may invest the trust's assets in the Company's Common Stock.

         401(k) Savings Plan. The Association has a qualified, tax-exempt savings plan with a cash or deferred feature qualifying under Section 401(k) (the "401(k) Plan") of the Code. All full-time salaried employees who have attained age 21 and completed one year of employment, during which they worked at least 250 hours, are eligible to participate.

         Participants are permitted to make salary reduction contributions to the 401(k) Plan of up to 15.0% of the participant's annual salary up to a maximum of $10,000 for calendar year 1998. There were no matching contributions for 1998. All participant contributions and earnings are fully and immediately vested. All matching contributions are vested at a rate of 20% per year over a five-year period beginning upon the completion of the second year of service. However, in the event of normal retirement, permanent disability or death, a participant will automatically become 100% vested in the value of all matching contributions and earnings thereon.

         The funds included in the 401(k) Plan are invested at the direction of the participant into one of the investment options available under the 401(k) Plan, which includes the Company's Common Stock. Changes in investment directions among the funds are currently permitted on a monthly basis pursuant to procedures established by the Plan Administrator. Each participant receives a quarterly statement which provides information regarding, among other things, the market value of his investments and contributions made to the 401(k) Plan on his behalf. Participants are permitted to borrow against their account balance in the 401(k) Plan.

         Employee Stock Ownership Plan. The Boards of Directors of Yonkers Savings and the Company adopted the ESOP for the benefit of full-time employees of Yonkers Savings. The ESOP is designed to meet the requirements of an employee stock ownership plan as described at Section 4975(e)(7) of the Code and Section 407(d)(6) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and, as such, the ESOP is empowered to borrow in order to finance purchases of the Company's Common Stock.

         The ESOP was funded with a loan from the Company. The proceeds from this loan were used by the ESOP to purchase 8% of the Common Stock issued in the Conversion. The interest rate paid on this loan is the Internal Revenue Service ("IRS") prescribed applicable federal rate at the time of origination. The ESOP will repay the loan using periodic tax-deductible contributions from the Association over a 10-year period. As a qualified employee pension plan under
Section 401(a) of the Code, the ESOP is in the form of a stock bonus plan and provides for contributions, predominantly in the form of either the Company's Common Stock or cash, which will be used within a reasonable period after the date of contributions primarily to purchase the Company Common Stock. The maximum tax-deductible contribution by the Association in any year is an amount equal to the maximum amount that may be deducted by the Association under
Section 404 of the Code, subject to reduction based on contributions to other tax-qualified employee plans. The Association receives a tax deduction equal to the amount it contributes to the ESOP. The Association will not make contributions if such contributions would cause the Association to violate its regulatory capital requirements. The assets of the ESOP are invested primarily in the Company's Common Stock.

         From time to time, the ESOP may purchase additional shares of Common Stock for the benefit of plan participants through purchases of outstanding shares in the market, upon the original issuance of additional shares by the Company or upon the sale of shares held in treasury by the Company. Such purchases, which are not currently contemplated, would be subject to then-applicable laws, regulations and market conditions.

         All full-time salaried employees of the Association are eligible to participate in the ESOP after they attain age 21 and complete one year of service during which they work at least 1,000 hours. Employees are credited for years of service to the Association prior to the adoption of the ESOP for participation and vesting purposes. The Association's contribution to the ESOP is allocated among participants on the basis of compensation. Each participant's account is credited with cash and shares of Company Common Stock based upon compensation earned during the year with respect to which the contribution is made. A participant will become fully vested in his or her ESOP account at a rate of 20% per year over a five-year period beginning upon the completion of the second year of service. ESOP participants are entitled to receive distributions from their ESOP accounts only upon termination of service. Distribution will be made in cash and in whole shares of the Company's Common Stock. Fractional shares will be paid in cash. Participants will not incur a tax liability until a distribution is made.

         Participating employees are entitled to instruct the trustee of the ESOP as to how to vote the shares of Company Common Stock held in their account. The trustee, who has dispositive power over the unallocated shares in the ESOP trust fund, is not affiliated with the Company or Yonkers Savings. The ESOP may be amended by the Board of Directors of the Company, except that no amendment may be made which would reduce the interest of any participant in the ESOP trust fund or divert any of the assets of the ESOP trust fund for purposes other than the benefit of participants or their beneficiaries.

Compensation Committee Report on Executive Compensation

         The Compensation Committee of the Board of Directors has furnished the following report on executive compensation:

         The Company's Compensation Committee has responsibility for reviewing the compensation policies and plans of the Association and its affiliates. The policies and plans established are designed to enhance both short-term and long-term operational performance of the Association and to build stockholder value through appreciation in the Company's Common Stock price.

         One of the Committee's primary objectives in the compensation area is to develop and maintain compensation plans which provide the Association with the means of attracting and retaining quality executives at competitive compensation levels and to implement compensation plans which seek to motivate executives to perform to the full extent of their abilities and which seek to enhance stockholder value by aligning closely the financial interests of the Company's executives with those of its stockholders. In determining compensation levels, plans and adjustments, the Committee takes into account, among other things, compensation reviews made by third parties each year. These studies are used to compare the compensation levels of Association personnel to those of personnel at other local financial institutions.

         During fiscal 1998, the Company entered into an employment contract with Mr. Komosinski which contained terms similar to the Association's previous contract with Mr. Komosinski except that it automatically renews daily rather than annually. The principal purpose of this provision was to assure that Mr. Komosinski's contract continues to have the three year term originally established by the Association's board of directors. Upon entering into this employment contract, Mr. Komosinski's previous contract with the Association was terminated.

         In July 1998, the Company also entered into three year change in control severance agreements with daily renewal with three senior officers, who previously had two year change in control severance agreements, with annual renewal with the Association. The purpose of these new contracts was to extend the change in control protection for such employees.

         With respect to Mr. Komosinski's base salary in the fiscal year ended September 30, 1998, the Committee took into account a comparison of salaries of chief executive officers of local financial institutions. Likewise, each executive officer's base salary was determined utilizing financial institution compensation surveys. Mr. Komosinski's base salary for fiscal year 1998 was increased from the level set by the Committee for fiscal year 1997 because it was the judgment of the Committee that the competitive salary data indicated that Mr. Komosinski's base salary was lower than appropriate. The Committee also determined, based on the Association's capital ratios as well as continued progress in executing the Association's business plan, the implementation of cost control measures and recognition of the improvement in performance by the Association, to award Mr. Komosinski a cash bonus of $31,093.

         The Association and the Company include stock option and restricted stock awards as elements of the overall compensation package. Equity-based compensation provides a long-term alignment of interests and results achieved for stockholders with the compensation rewards provided to executive officers by providing those executives and others on whom the continued success of the Company most depends with a proprietary interest in the Company. In 1996, a Stock Option and Incentive Plan and a Management Recognition Plan were adopted providing for the grant of several types of equity-based awards including stock option and restricted stock awards. These plans were ratified by the Company's stockholders on October 30, 1996.

         On October 30, 1996, the Association's executive officers were granted restricted stock and stock option awards, vesting over a five-year schedule. In fiscal 1998, there was a stock option award of 3,000 shares to an executive officer. Based upon the awards of restricted stock and stock options and their respective vesting schedules, 7,142 shares of restricted stock and 17,140 stock options vested for Mr. Komosinski on October 30, 1998.

         Through the compensation programs described above, a significant portion of the Association's executive compensation is linked directly to individual and corporate performance. The Committee will continue to review all elements of compensation to assure that the compensation objectives and plans meet the Company's business objectives and philosophy of linking executive compensation to stockholder interests of corporate performance as discussed above.

         In 1993, Congress amended the Internal Revenue Code to add Section 162(m) to limit the corporate deduction for compensation paid to a corporation's five most highly compensated officers to $1.0 million per executive per year, with certain exemptions. The Committee carefully reviewed the impact of this legislation on the cost of the Association's current executive compensation plans. Under the legislation and regulations adopted thereunder, it is not expected that any portion of the Company's (or Association's) deduction for employee remuneration will be non-deductible by reason of compensation awards granted. The Committee intends to review the Company's (and Association's) executive compensation policies on an ongoing basis, and propose appropriate modifications, if the Committee deems them necessary, with a view toward avoiding or minimizing any disallowance of tax deductions under Section 162(m).

         The foregoing report is furnished by the Compensation Committee of the Board of Directors:

William G. Bachop             Charles D. Lohrfink             P. Anthony Sarubbi

Stockholder Return Performance Presentation

         The following graph compares the cumulative total stockholder return on the Company's Common Stock to the Nasdaq U.S. Stock Index (which includes all Nasdaq traded stocks of U.S. companies) and a savings and loan industry index for the period from April 18, 1996, the date the Company's Common Stock commenced trading on the Nasdaq National Market, through September 30, 1998. The graph assumes that $100 was invested on April 18, 1996 and that all dividends were reinvested. On September 30, 1998, the closing sale price for the Company's Common Stock on the Nasdaq National Market was $15.25 per share.

[GRAPHIC OMITTED --- GRAPH WITH POINTS PLOTTED TO FIGURES IN TABLE BELOW]

                                   4/18/96     9/30/96   9/30/97     9/30/98    9/30/98
                                   -------     -------   -------     -------    -------
Yonkers Financial Corp.             100        130.12     207.8      161.82     161.82
Savings and Loan                    100        111.77     189.66     167.35     167.35
Nasdaq Market Index                 100        102.34     139.11     144.56     144.56


Transactions with Management and Indebtedness of Management

         The Association has followed a policy of granting consumer loans and loans secured by the borrower's personal residence to officers, directors and employees. Loans to directors are made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and do not involve more than the normal currently risk of collectibility or present other unfavorable features. Loans to directors must be approved by a majority of the disinterested directors. Loans to an executive officer must be approved by a majority of the Board of Directors. Federal law currently requires that all loans to directors and executive officers, not made pursuant to a benefit or compensation program that is widely available on a non-discriminatory basis to institution employees, be made on terms and conditions comparable to those for similar transactions with non-affiliates. Loans outstanding to all directors and executive officers and their associates totaled $488,480 at September 30, 1998, which was less than 1.0% of the Company's stockholders' equity. As of September 30, 1998, all such loans are performing in accordance with their repayment terms.

         Set forth below is certain information as to loans made by the Association (prior to changes in federal law) to each of its directors and executive officers at a preferential interest rate (generally 100 to 225 basis points over the Association's cost of funds as adjusted on a quarterly basis) pursuant to the Association's loan policy at the time such loans were made. Each of the loans was made in the ordinary course of business and did not involve more than the normal risk of collectibility. All of these loans are first mortgage loans secured by the borrower's principal place of residence.

                                                                                            Largest
                                                                                            Amount
                                                   Date of                  Original      Outstanding   Balance at
                 Name and Position                  Loan     Type of Loan    Amount      Since 10/1/97   09/30/98
                 -----------------                  ----     ------------    ------      -------------   --------

John S. Kulacz, Director Emeritus                   12/82     Residence     $60,000        $37,537       $34,764

Richard F. Komosinski, President, Chief Executive   09/85     Residence      60,000         42,266        39,963
Officer and Director

Joseph D. Roberto, Vice President, Treasurer and    05/86     Residence      55,000         44,727        43,314
Chief Financial Officer

Joseph L. Macchia, Vice President and Secretary     10/85     Residence      90,000         72,104        69,727

         In addition to the loans listed in the table above, the Association has in the ordinary course of business made loans to its directors, executive officers and members of their immediate families or affiliates thereof on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with unrelated parties. Such loans did not involve more than the normal risk of collectibility or present other unfavorable features, and had total outstanding balances of approximately $305,259 at September 30, 1998, or .7% of the Company's stockholders' equity.


           PROPOSAL II - APPROVAL OF CERTAIN AMENDMENTS TO THE YONKERS FINANCIAL CORPORATION 1996 STOCK OPTION AND INCENTIVE PLAN

         The Yonkers Financial Corporation 1996 Stock Option and Incentive Plan (the "Stock Option Plan") was adopted by the Board of Directors of the Company and ratified by stockholders on October 30, 1996. Pursuant to regulations of the Office of Thrift Supervision (the "OTS") applicable to stock option plans established within one year following the completion of a mutual-to-stock conversion, the Stock Option Plan contains a provision prohibiting the acceleration vesting of stock awards upon the occurrence of a change in control (as defined in the Stock Option Plan).

         OTS policy permits the elimination of the prohibition on acceleration vesting upon a change in control, provided that stockholder approval is obtained more than one year following the completion of the mutual-to-stock conversion. In order to assure that the Stock Option Plan achieves its purposes of encouraging the recruitment and retention of those individuals on whom the continued success of the Company most depends, the Board has amended (the "Amendment") the Stock Option Plan to provide for immediate vesting of awards upon the occurrence of a change in control. The Amendment does not increase the number of shares reserved for issuance under the Stock Option Plan, change existing awards, decrease the price per share at which Options may be granted under the Stock Option Plan or alter the classes of individuals eligible to participate in the Stock Option Plan. In the event the Amendment is not approved by stockholders at the Annual Meeting, the Amendment will not be in effect, but the Stock Option Plan as approved by stockholders in 1996 will remain in effect. Certain provisions of the Stock Option Plan as amended are described below. The full text of the Stock Option Plan (as amended) is set forth as Appendix A to this Proxy Statement and the summary of the Stock Option Plan (as amended) provided below is qualified in its entirety by such reference.

Principal Features of the Stock Option Plan

         The Stock Option Plan provides for awards in the form of stock options and stock appreciation rights ("SAR"s). Each award is made on such terms and conditions, consistent with the Stock Option Plan and applicable OTS regulations, as the Compensation Committee determines. Currently, awards made in 1996 under such plan vest at a rate of no more than one-fifth of the initial award per year, subject to the participant maintaining continuous service since the date of grant. If the Amendment is approved by the shareholders, the Stock Option Plan as amended would provide for immediate vesting of all unvested options upon the occurrence of a Change in Control.

         The Stock Option Plan provides that shares may be either authorized but unissued shares or reacquired shares held by the Company in its treasury. Any shares subject to an award which expires or is terminated unexercised will again be available for issuance under the Stock Option Plan. Generally, no award or any right or interest therein is assignable or transferable except under certain limited exceptions set forth in the Stock Option Plan.

         The Stock Option Plan is administered by the Compensation Committee of the Board of Directors of the Company (the "Compensation Committee"), which is comprised of non-employee directors of the Company. Pursuant to the terms of the Stock Option Plan, any director, officer or employee of the Company or its affiliates is eligible to participate in the Stock Option Plan, which currently includes eighty-eight persons. In granting awards under the Stock Option Plan, the Compensation Committee considers, among other things, position and years of service, value of the participant's services to the Company and the Bank and the added responsibilities of such individuals as employees, directors, and officers of a public company.

Stock Options

         The term of stock options do not exceed ten years from the date of grant. The Compensation Committee may grant either "incentive stock options" as defined under Section 422 of the Code or stock options not intended to qualify as such ("non-qualified stock options").

         In general, stock options will not be exercisable after the expiration of their terms. Currently, in the event a participant ceases to maintain continuous service (as defined in the Stock Option Plan) with the Company or the Association for any reason (excluding death, disability and termination for cause), an exercisable stock option will continue to be exercisable for three months thereafter but in no event after the expiration date of the option. In the event of disability of a participant during such service, all options not then exercisable shall become exercisable in full for the three month period immediately following such person's termination of service, but in no event shall the options be exercisable later than the expiration date of the option. If a participant to whom an option was granted ceases to maintain continuous service by reason of death, all options not then exercisable shall become exercisable in full for the period described above. Finally, if the Amendment is approved by the shareholders, the Stock Option Plan as amended would provide for immediate vesting of all unvested options upon the occurrence of a Change in Control.

         The exercise price for the purchase of shares subject to a stock option at the date of grant may not be less than 100% of the market value of the shares covered by the option on that date. The exercise price must be paid in full in cash or shares of Common Stock, or a combination of both.

Amendment and Termination

         The Board of Directors of the Company may at any time amend, suspend or terminate the Stock Option Plan or any portion thereof but may not, without the prior ratification of the stockholders, make any amendment which shall (i) increase the aggregate number of securities which may be issued under the Stock Option Plan (except as specifically set forth under the Stock Option Plan), (ii) materially increase the benefits accruing to participants, (iii) materially change the requirements as to eligibility for participation in the Stock Option Plan, or (iv) change the class of persons eligible to participate in the Stock Option Plan, provided, however, that no such amendment, suspension or termination shall impair the rights of any participant, without his consent, in any award made pursuant to the Stock Option Plan. Unless previously terminated, the Stock Option Plan shall continue in effect for a term of ten years, after which no further awards may be granted under the Stock Option Plan.

Adjustments Upon Changes in Capitalization

         Stock Option Plan awards granted under the Stock Option Plan will be adjusted by the Compensation Committee in the event of a reorganization, recapitalization, stock split, return of capital stock dividend, combination or exchange of shares, merger or other change in corporate structure or the Common Stock of the Company.

         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE APPROVAL OF CERTAIN AMENDMENTS OF THE YONKERS FINANCIAL CORPORATION 1996 STOCK OPTION AND INCENTIVE PLAN TO PROVIDE FOR IMMEDIATE VESTING OF UNVESTED OPTIONS UPON THE OCCURRENCE OF A CHANGE IN CONTROL.

              Proposal III - Approval of Certain Amendments to the YONKERS FINANCIAL CORPORATION 1996 MANAGEMENT RECOGNITION PLAN

         The Yonkers Financial Corporation 1996 Management Recognition Plan (the "MRP") was adopted by the Board of Directors of the Company, and ratified by stockholders on October 30, 1996. Pursuant to regulations of the OTS applicable to stock benefit plans established or implemented within one year following the completion of a mutual-to-stock conversion, the MRP contains a provision prohibiting accelerated vesting upon the occurrence of a Change of Control (as defined in the MRP).

         OTS policy permits the elimination of the provision of the MRP which prohibits accelerated vesting upon the occurrence of a Change in Control, provided that stockholder approval is obtained more than one year following the completion of the mutual-to-stock conversion. In order to assure that the MRP achieves its purposes of encouraging the recruitment and retention of those individuals on whom the continued success of the Company most depends, the Board has amended the MRP (the "MRP Amendment") to provide for immediate vesting of unvested restricted stock awards upon the occurrence of a change in control. The MRP Amendment does not increase the number of shares available for distribution under the MRP, change the MRP's eligibility requirements, or alter the types of restricted stock or other existing awards that may be made to participants in the MRP. In the event the MRP Amendment is not approved by stockholders at the Annual Meeting, the MRP Amendment will not be in effect but the MRP as approved by stockholders in 1996 will remain in effect. Certain provisions of the MRP as amended are described below. The full text of the MRP as amended is set forth as Appendix B to this Proxy Statement and the summary of the MRP as amended provided below is qualified in its entirety by such reference.

Principal Features of the Amended MRP

         The MRP as amended provides for the award of shares of Common Stock ("MRP Shares") subject to the restrictions described below. Each award under the MRP is made on such terms and conditions, consistent with the MRP and applicable OTS regulations, as the Compensation Committee determines.

         The MRP as amended is administered by the Compensation Committee. The Compensation Committee selects the recipients and terms of awards pursuant to the MRP as amended. In determining to whom and in what amount to grant awards, the Compensation Committee considers the positions and responsibilities of eligible individuals, the value of their services to the Company and the Bank and other factors it deems relevant. Pursuant to the terms of the MRP as amended, any director, officer or employee of the Company or its affiliates is eligible to participate therein. As of September 30, 1998, there were eighty-eight persons eligible to participate in the MRP.

         The MRP as amended provides that MRP Shares used to fund awards under the MRP may be either authorized but unissued shares or reacquired shares held by the Company in its treasury. Any MRP Shares which are forfeited are again available for issuance under the MRP as amended or any other plan of the Company or its subsidiaries.

         Award recipients earn (i.e., become vested in) awards, over a period of time as determined by the Compensation Committee, at the time of grant. Under the MRP as currently in effect, awards made thereunder must vest at a rate of no more than one-fifth of the initial award per year, subject to the maintenance of continuous service since the date of grant. If the MRP Amendment is approved by stockholders, the MRP as amended would provide for immediate vesting of all unvested restricted stock upon the occurrence of a change in control.

         In the event a recipient ceases to maintain continuous service (as defined) with the Company or the Bank by reason of death or disability, MRP Shares still subject to restrictions will be free of these restrictions and shall not be forfeited. In the event of termination for any other reason, all shares will be forfeited and returned to the Company. Pursuant to the MRP Amendment, all shares covered by an outstanding award will also become 100% vested upon the occurrence of a Change of Control of the Company.

Adjustments Upon Changes in Capitalization

         MRP Shares awarded under the MRP as amended will be adjusted by the Compensation Committee in the event of a reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger or other change in corporate structure or the Common Stock of the Company.

         THE BOARD OF  DIRECTORS  RECOMMENDS  THAT  STOCKHOLDERS  VOTE "FOR" THE
APPROVAL OF CERTAIN AMENDMENTS TO THE YONKERS FINANCIAL CORPORATION 1996 MANAGEMENT RECOGNITION PLAN TO PROVIDE FOR IMMEDIATE VESTING OF UNVESTED RESTRICTED SHARES UPON THE OCCURRENCE OF A CHANGE IN CONTROL.

        PROPOSAL IV - RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

         The Board of Directors of the Company has appointed KPMG Peat Marwick LLP, independent accountants, to be the Company's auditors for the fiscal year ending September 30, 1999. Representatives of KPMG Peat Marwick LLP are expected to attend the Meeting to respond to appropriate questions and to make a statement if they so desire.

         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF KPMG PEAT MARWICK LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 1999.

                              STOCKHOLDER PROPOSALS

         In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Shareholders, any shareholder proposal to take action at such meeting must be received at the Company's executive office at 6 Executive Plaza, Yonkers, New York 10701 no later than September 1, 1999. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended. Otherwise, any shareholder proposal to take action at such meeting must be received at the Company's executive office at 6 Executive Plaza, Yonkers, New York 10701 by November 19, 1999; provided, however, that in the event that the date of the annual meeting is held before January 7, or after March 28, 2000, the shareholder proposal must be received not later than the close of business on the later of the 70th day prior to such annual meeting or the tenth day following the day on which notice of the date of the annual meeting was mailed or public announcement of the date of such meeting was first made. All shareholder proposals must also comply with the Company's bylaws and Delaware law.

                                  OTHER MATTERS

         The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matter should properly come before the Meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

         Section 16(a) of the Exchange Act requires the Company's directors, executive officers, certain directors emeritus, and persons who own more than 10% of a registered class of the Company's equity securities, to file with the SEC reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required during the fiscal year ended September 30, 1998, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10 percent beneficial owners were met.

         The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitation by mail, directors, officers and regular employees of the Company and/or the Association may solicit proxies personally or by telegraph or telephone without additional compensation.

                                          BY ORDER OF THE BOARD OF DIRECTORS



                                          William G. Bachop
                                          Chairman of the Board
Yonkers, New York
December 29, 1999

                                                                      APPENDIX A


                          YONKERS FINANCIAL CORPORATION
                      1996 STOCK OPTION AND INCENTIVE PLAN


       1. Plan Purpose. The purpose of the Plan is to promote the long-term interests of the Corporation and its stockholders by providing a means for attracting and retaining directors, advisory directors, directors emeriti, officers and employees of the Corporation and its Affiliates. It is intended that designated Options granted pursuant to the provisions of this Plan to persons employed by the Corporation or its Affiliates will qualify as Incentive Stock Options. Options granted to persons who are not employees will be Non-Qualified Stock Options.

       2.  Definitions.  The following definitions are applicable to the Plan:

       "Affiliate" - means any "parent corporation" or "subsidiary corporation" of the Corporation, as such terms are defined in Section 424(e) and (f), respectively, of the Code.

       "Association" - means The Yonkers Savings & Loan Association, FA and any successor entity.

       "Award" - means the grant of an Incentive Stock Option, a Non-Qualified Stock Option, a Stock Appreciation Right, a Limited Stock Appreciation Right or any combination thereof, as provided in the Plan.

       "Code" - means the Internal Revenue Code of 1986, as amended.

       "Committee" - means the Committee referred to in Section 3 hereof.

       "Continuous Service" - means the absence of any interruption or termination of service as a director, advisory director, director emeritus, officer or employee of the Corporation or an Affiliate, except that when used with respect to any Options or Rights which at the time of exercise are intended to be Incentive Stock Options, continuous service means the absence of any interruption or termination of service as an employee of the Corporation or an Affiliate. Service shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Corporation or in the case of transfers between payroll locations of the Corporation or between the Corporation, its parent, its subsidiaries or its successor. With respect to any advisory director or director emeritus, continuous service shall mean the availability to perform such functions as may be required of such persons.

         "Corporation"  -  means  Yonkers  Financial  Corporation,   a  Delaware
corporation.

       "Disinterested Person" - means any member of the Board of Directors of the Corporation who: (a) is an outside director as defined under Section 162 (m) of the Code and the regulations thereunder; (b) is not currently a Senior Officer of the Corporation or its Affiliates, or otherwise currently employed by the Corporation or its Affiliates; (c) does not receive compensation, either directly or indirectly, from the Corporation or its Affiliates, for services rendered as a consultant or in any capacity, other than as a director, except for an amount that does not exceed the dollar amount for which disclosure would be required to Rule 404(a) of Regulation S-K under the Securities and Exchange Commission Regulations; and (d) does not possess an interest in any other transaction for which disclosure would be required pursuant to Rule 404(a) of Regulation S-K of the Securities and Exchange Commission Regulations.

       "Employee" - means any person, including an officer or director, who is employed by the Corporation or any Affiliate.

       "ERISA" - means the Employee Retirement Income Security Act of 1974, as amended.

       "Exercise Price" - means (i) in the case of an Option, the price per Share at which the Shares subject to such Option may be purchased upon exercise of such Option and (ii) in the case of a Right, the price per Share (other than the Market Value per Share on the date of exercise and the Offer Price per Share as defined in Section 10 hereof) which, upon grant, the Committee determines shall be utilized in calculating the aggregate value which a Participant shall be entitled to receive pursuant to Sections 9, 10 or 12 hereof upon exercise of such Right.

       "Incentive Stock Option" - means an option to purchase Shares granted by the Committee pursuant to Section 6 hereof which is subject to the limitations and restrictions of Section 8 hereof and is intended to qualify under Section 422(b) of the Code.

       "Limited Stock Appreciation Right" - means a stock appreciation right with respect to Shares granted by the Committee pursuant to Sections 6 and 10 hereof.

       "Market Value" - means the average of the high and low quoted sales price on the date in question (or, if there is no reported sale on such date, on the last preceding date on which any reported sale occurred) of a Share on the Composite Tape for the New York Stock Exchange-Listed Stocks, or, if on such date the Shares are not quoted on the Composite Tape, on the New York Stock Exchange, or, if the Shares are not listed or admitted to trading on such Exchange, on the principal United States securities exchange registered under the Securities Exchange Act of 1934 on which the Shares are listed or admitted to trading, or, if the Shares are not listed or admitted to trading on any such exchange, the mean between the closing high bid and low asked quotations with respect to a Share on such date on the NASDAQ System, or any similar system then in use, or, if no such quotations are available, the fair market value on such date of a Share as the Committee shall determine.

       "Non-Qualified Stock Option" - means an option to purchase Shares granted by the Committee pursuant to Section 6 hereof, which is not intended to qualify under Section 422(b) of the Code.

         "Option" - means an Incentive Stock Option or a Non-Qualified Stock Option.

       "Participant" - means any director, advisory director, director emeritus, officer or employee of the Corporation or any Affiliate who is selected by the Committee to receive an Award or who is granted an Award pursuant to Section 19 hereof.

         "Plan" - means the 1996 Stock Option and Incentive Plan of the Corporation.

       "Related" - means (i) in the case of a Right, a Right which is granted in connection with, and to the extent exercisable, in whole or in part, in lieu of, an Option or another Right and (ii) in the case of an Option, an Option with respect to which and to the extent a Right is exercisable, in whole or in part, in lieu thereof has been granted.

         "Right" - means a Limited Stock Appreciation Right or a Stock Appreciation Right.

       "Shares" - means the shares of common stock, par value $0.01 per share, of the Corporation.

       "Senior Officer" - means the Corporation's president, principal financial officer, principal accounting officer (or if there is no such accounting officer, the controller), any vice president of the Corporation in charge of a principal business unit, division or function (such as sales, administration or finance), any other officer who performs a policy-making function, or any other person who performs similar policy-making functions for the Corporation. Officers of the Corporation's Affiliates shall be deemed Senior Officers of the Corporation if they perform such policy-making functions for the Corporation.

       "Stock Appreciation Right" - means a stock appreciation right with respect to Shares granted by the Committee pursuant to Sections 6 and 9 hereof.

       3. Administration. The Plan shall be administered by a Committee consisting of two or more members, each of whom shall be a Disinterested Person. The members of the Committee shall be appointed by the Board of Directors of the Corporation. Except as limited by the express provisions of the Plan, the Committee shall have sole and complete authority and discretion, subject to Office of Thrift Supervision Regulations, to (i) select Participants and grant Awards; (ii) determine the number of Shares to be subject to types of Awards generally, as well as to individual Awards granted under the Plan; (iii) determine the terms and conditions upon which Awards shall be granted under the Plan; (iv) prescribe the form and terms of instruments evidencing such grants; and (v) establish from time to time regulations for the administration of the Plan, interpret the Plan, and make all determinations deemed necessary or advisable for the administration of the Plan.

       A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee without a meeting, shall be acts of the Committee.

       4. Participation in Committee Awards. The Committee may select from time to time Participants in the Plan from those directors (including advisory directors and directors emeriti), officers and employees (other than Disinterested Persons), of the Corporation or its Affiliates who, in the opinion of the Committee, have the capacity for contributing to the successful performance of the Corporation or its Affiliates.

       5. Shares  Subject to Plan.  Subject to  adjustment  by the  operation of
Section 11 hereof, the maximum number of Shares with respect to which Awards may be made under the Plan is 357,075 Shares. The Shares with respect to which Awards may be made under the Plan may be either authorized and unissued shares or issued shares heretofore or hereafter reacquired and held as treasury shares. Shares which are subject to Related Rights and Related Options shall be counted only once in determining whether the maximum number of Shares with respect to which Awards may be granted un der the Plan has been exceeded. An Award shall not be considered to have been made under the Plan with respect to any Option or Right which terminates and new Awards may be granted under the Plan with respect to the number of Shares as to which such termination has occurred.

       6. General Terms and Conditions of Options and Rights. The Committee shall have full and complete authority and discretion, subject to Office of Thrift Supervision Regulations and except as expressly limited by the Plan, to grant Options and/or Rights and to provide the terms and conditions (which need not be identical among Participants) thereof. In particular, the Committee shall prescribe the following terms and conditions: (i) the Exercise Price of any Option or Right, which shall not be less than the Market Value per Share at the date of grant of such Option or Right, (ii) the number of Shares subject to, and the expiration date of, any Option or Right, which expiration date shall not exceed ten years from the date of grant, (iii) the manner, time and rate (cumulative or otherwise) of exercise of such Option or Right, and (iv) the restrictions, if any, to be placed upon such Option or Right or upon Shares which may be issued upon exercise of such Option or Right. The Committee may, as a condition of granting any Option or Right, require that a Participant agree not to thereafter exercise one or more Options or Rights previously granted to such Participant. Notwithstanding the foregoing and subject to compliance with applicable Office of Thrift Supervision
Regulations, no individual shall be granted Awards in any calendar year with respect to more than 25% of the total shares subject to the Plan.

       No director who is not an employee of the Corporation shall be granted Awards with respect to more than 5% of the total shares subject to the Plan. All non-employee directors of the Corporation, in the aggregate, may not be granted Awards with respect to more than 30% of the total shares subject to the Plan and no individual shall be granted Awards with respect to more than 25% of the total shares subject to the Plan.

       Any Award made pursuant to this Plan, which Award is subject to the requirements of Office of Thrift Supervision Regulations, shall vest in at least five equal annual installments with the first installment vesting on the one-year anniversary of the date of grant, except in the event of death, disability or change in control.

       In the event Office of Thrift Supervision Regulations are amended (the "Amended Regulations") to permit shorter vesting periods, any Award made pursuant to this Plan, which Award is subject to the requirements of such Amended Regulations, may vest, at the sole discretion of the Committee, in accordance with such Amended Regulations.

       Furthermore, at the time of any Award, the Participant shall enter into an agreement with the Corporation in a form specified by the Committee, agreeing to the terms and conditions of the Award and such other matters as the Committee, in its sole discretion, shall determine (the "Option Agreement").

       7.  Exercise of Options or Rights.

(a) Except as provided herein, an Option or Right granted under the Plan shall be exercisable during the lifetime of the Participant to whom such Option or Right was granted only by such Participant and, except as provided in paragraphs (c) and (d) of this Section 7, no such Option or Right may be exercised unless at the time such Participant exercises such Option or Right, such Participant has maintained Continuous Service since the date of grant of such Option or Right. Cash settlements of Rights may be made only in accordance with any applicable restrictions pursuant to Rule 16b-3(e) under the Securities Exchange Act of 1934 or any similar or successor provision.

(b) To exercise an Option or Right under the Plan, the Participant to whom such Option or Right was granted shall give written notice to the Corporation in form satisfactory to the Committee (and, if partial exercises have been permitted by the Committee, by specifying the number of Shares with respect to which such Participant elects to exercise such Option or Right) together with full payment of the Exercise Price, if any and to the extent required. The date of exercise shall be the date on which such notice is received by the Corporation. Payment, if any is required, shall be made either (i) in cash (including check, bank draft or money order) or (ii) if permitted by the Committee, by delivering (A) Shares already owned by the Participant and having a fair market value equal to the applicable exercise price, such fair market value to be determined in such ap propriate manner as may be provided by the Committee or as may be required in order to comply with or to conform to requirements of any applicable laws or regulations, or (B) a combination of cash and such Shares.

(c) If a Participant to whom an Option or Right was granted shall cease to maintain Continuous Service for any reason (excluding death, disability and termination of employment by the Corporation or any Affiliate for cause), such Participant may, but only within the period of three months immediately succeeding such cessation of Continuous Service and in no event after the expiration date of such Option or Right, exercise such Option or Right to the extent that such Participant was entitled to exercise such Option or Right at the date of such cessation, provided, however, that such right of exercise after cessation of Continuous
       Service shall not be available to a Participant if the Committee otherwise determines and so provides in the applicable instrument or instruments evidencing the grant of such Option or Right. If a Participant to whom an Option or Right was granted shall cease to maintain Continuous Service by reason of death or disability then, unless the Committee shall have otherwise provided in the instrument evidencing the grant of an Option or Right, all Options and Rights granted and not fully exercisable shall become exercisable in full upon the happening of such event and shall remain so exercisable (i) in the event of death for the period described in paragraph (d) of this Section 7 and (ii) in the event of disability for a period of three months following such date. If the Continuous Service of a Participant to whom an Option or Right was granted by the Corporation is terminated for cause, all rights under any Option or Right of such Participant shall expire immediately upon the effective date of such termination.

(d) In the event of the death of a Participant while in the Continuous Service of the Corporation or an Affiliate or within the three-month period referred to in paragraph (c) of this Section 7, the person to whom any Option or Right held by the Participant at the time of his death is transferred by will or the laws of descent and distribution, or in the case of an Award other than an Incentive Stock Option, pursuant to a qualified domestic relations order, as defined in the Code or Title 1 of ERISA or the rules thereunder may, but only to the extent such Participant was entitled to exercise such Option or Right upon his death as provided in paragraph (c) above, exercise such Option or Right at any time within a period of one year succeeding the date of death of such Participant, but in no event later than ten years from the date of grant of such Option or Right. Following the death of any Participant to whom an Option was granted under the Plan, irrespective of whether any Related Right shall have theretofore been granted to the Participant or whether the person entitled to exercise such Related Right desires to do so, the Committee may, as an alternative means of settlement of such Option, elect to pay to the person to whom such Option is transferred by will or by the laws of descent and distribution, or in the case of an Option other than an Incentive Stock Option, pursuant to a qualified domestic relations order, as defined in the Code or Title I of ERISA or the rules thereunder, the amount by which the Market Value per Share on the date of exercise of such Option shall exceed the Exercise Price of such Option, multiplied by the number of Shares with respect to which such Option is properly exercised. Any such settlement of an Option shall be considered an exercise of such Option for all purposes of the Plan.

(e) Notwithstanding the provisions of subparagraphs (c) and (d) above, the Committee may, in its sole discretion, establish different terms and conditions pertaining to the effect of termination to the extent permitted by applicable federal and state law.

       8. Incentive Stock Options. Incentive Stock Options may be granted only to Participants who are Employees. Any provision of the Plan to the contrary notwithstanding, (i) no Incentive Stock Option shall be granted more than ten years from the date the Plan is adopted by the Board of Directors of the Corporation and no Incentive Stock Option shall be exercisable more than ten years from the date such Incentive Stock Option is granted, (ii) the Exercise Price of any Incentive Stock Option shall not be less than the Market Value per Share on the date such Incentive Stock Option is granted, (iii) any Incentive Stock Option shall not be transferable by the Participant to whom such Incentive Stock Option is granted other than by will or the laws of descent and distribution, and shall be exercisable during such Participant's lifetime only by such Participant, (iv) no Incentive Stock Option shall be granted to any individual who, at the time such Incentive Stock Option is granted, owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Corporation or any Affiliate unless the Exercise Price of such Incentive Stock Option is at least 110 percent of the Market Value per Share at the date of grant and such Incentive Stock Option is not exercisable after the expiration of five years from the date such Incentive Stock Option is granted, and (v) the aggregate Market Value (determined as of the time any Incentive Stock Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by a Participant in any calendar year shall not exceed $100,000.

       9. Stock Appreciation Rights. A Stock Appreciation Right shall, upon its exercise, entitle the Participant to whom such Stock Appreciation Right was granted to receive a number of Shares or cash or combination thereof, as the Committee in its discretion shall determine, the aggregate value of which (i.e., the sum of the amount of cash and/or Market Value of such Shares on date of exercise) shall equal (as nearly as possible, it being understood that the Corporation shall not issue any fractional shares) the amount by which the Market Value per Share on the date of such exercise shall exceed the Exercise Price of such Stock Appreciation Right, multiplied by the number of Shares with respect of which such Stock Appreciation Right shall have been exercised. A Stock Appreciation Right may be Related to an Option or may be granted independently of any Option as the Committee shall from time to time in each case determine. At the time of grant of an Option the Committee shall determine whether and to what extent a Related Stock Appreciation Right shall be granted with respect thereto, provided, however, and notwithstanding any other provision of the Plan, that if the Related Option is an Incentive Stock Option, the Related Stock Appreciation Right shall satisfy all the restrictions and limitations of Section 8 hereof as if such Related Stock Appreciation Right were an Incentive Stock Option and as if other rights which are Related to Incentive Stock Options were Incentive Stock Options. In the case of a Related Option, such Related Option shall cease to be exercisable to the extent of the Shares with respect to which the Related Stock Appreciation Right was exercised. Upon the exercise or termination of a Related Option, any Related Stock Appreciation Right shall terminate to the extent of the Shares with respect to which the Related Option was exercised or terminated.

       10. Limited Stock Appreciation Rights. At the time of grant of an Option or Stock Appreciation Right to any Participant, the Committee shall have full and complete authority and discretion to also grant to such Participant a Limited Stock Appreciation Right which is Related to such Option or Stock Appreciation Right, provided, however and notwithstanding any other provision of the Plan, that if the Related Option is an Incentive Stock Option, the Related Limited Stock Appreciation Right shall satisfy all the restrictions and limitations of Section 8 hereof as if such Related Limited Stock Appreciation Right were an Incentive Stock Option and as if all other Rights which are Related to Incentive Stock Options were Incentive Stock Options. Subject to vesting requirements contained in 12 C.F.R. ss. 563b.3(g)(4) or any successor regulation, a Limited Stock Appreciation Right shall be exercisable only during the period beginning on the first day following the date of expiration of any "offer" (as such term is hereinafter defined) and ending on the forty-fifth day following such date.

       A Limited Stock Appreciation Right shall, upon its exercise, entitle the Participant to whom such Limited Stock Appreciation Right was granted to receive an amount of cash equal to the amount by which the "Offer Price per Share" (as such term is hereinafter defined) or the Market Value on the date of such exercise, as shall have been provided by the Committee in its discretion at the time of grant, shall exceed the Exercise Price of such Limited Stock Appreciation Right, multiplied by the number of

Shares with respect to which such Limited Stock Appreciation Right shall have been exercised. Upon the exercise of a Limited Stock Appreciation Right, any
Related Option and/or Related Stock Appreciation Right shall cease to be exercisable to the extent of the Shares with respect to which such Limited Stock Appreciation Right was exercised. Upon the exercise or termination of a Related Option or Related Stock Appreciation Right, any Related Limited Stock Appreciation Right shall terminate to the extent of the Shares with respect to which such Related Option or Related Stock Appreciation Right was exercised or terminated.

       For the purposes of this Section 10, the term "Offer" shall mean any tender offer or exchange offer for Shares other than one made by the Corporation, provided that the corporation, person or other entity making the offer acquires pursuant to such offer either (i) 25% of the Shares outstanding immediately prior to the commencement of such offer or (ii) a number of Shares which, together with all other Shares acquired in any tender offer or exchange offer (other than one made by the Corporation) which expired within sixty days of the expiration date of the offer in question, equals 25% of the Shares outstanding immediately prior to the commencement of the offer in question. The term "Offer Price per Share" as used in this Section 10 shall mean the highest price per Share paid in any Offer which Offer is in effect any time during the period beginning on the sixtieth day prior to the date on which a Limited Stock Appreciation Right is exercised and ending on the date on which such Limited Stock Appreciation Right is exercised. Any securities or property which are part or all of the consideration paid for Shares in the Offer shall be valued in determining the Offer Price per Share at the higher of (A) the valuation placed on such securities or property by the corporation, person or other entity making such Offer or (B) the valuation placed on such securities or property by the Committee.

       11. Adjustments Upon Changes in Capitalization. In the event of any change in the outstanding Shares subsequent to the effective date of the Plan by reason of any reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation or any change in the corporate structure or Shares of the Corporation, the maximum aggregate number and class of shares as to which Awards may be granted under the Plan and the number, class and exercise price of shares with respect to which Awards theretofore have been granted under the Plan shall be appropriately adjusted by the Committee, whose determination shall be conclusive.

       12.  Effect of  Merger.  In the  event of any  merger,  consolidation  or combination of the Corporation (other than a merger, consolidation or combination in which the Corporation is the continuing entity and which does not result in the outstanding Shares being converted into or exchanged for different securities, cash or other property, or any combination thereof) pursuant to a plan or agreement the terms of which are binding upon all stockholders of the Corporation (except to the extent that dissenting stockholders may be entitled, under statutory provisions or provisions contained in the certificate or articles of incorporation, to receive the appraised or fair value of their holdings), any Participant to whom an Option or Right has been granted at least six months prior to such event shall have the right (subject to the provisions of the Plan and any limitation or vesting period applicable to such Option or Right), thereafter and during the term of each such Option or Right, to receive upon exercise of any such Option or Right an amount equal to the excess of the fair market value on the date of such exercise of the securities, cash or other property, or combination thereof, receivable upon such merger, consolidation or combination in respect of a Share over the Exercise Price of such Right or Option, multiplied by the number of Shares with respect to which such Option or Right shall have been exercised. Such amount may be payable fully in cash, fully in one or more of the kind or kinds of property payable in such merger, consolidation or combination, or partly in cash and partly in one or more of such kind or kinds of property, all in the discretion of the Committee.

       13. Assignments and Transfers. No Award nor any right or interest of a Participant under the Plan in any instrument evidencing any Award under the Plan may be assigned, encumbered or transferred except, in the event of the death of a Participant, by will or the laws of descent and distribution or in the case of Awards other than Incentive Stock Options pursuant to a qualified domestic relations order, as defined in the Code or Title I of ERISA or the rules thereunder.

       14. Effect of Change in Control. Each of the events specified in the following clauses (i) through (iii) of this Section 14 shall be deemed a "change of control": (i) any third person, including a "group" as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, shall become the beneficial owner of shares of the Corporation with respect to which 25% or more of the total number of votes for the election of the Board of Directors of the Corporation may be cast, (ii) as a result of, or in connection with, any cash tender offer, merger or other business combination, sale of assets or contested election, or combination of the foregoing, the persons who were directors of the Corporation shall cease to constitute a majority of the Board of Directors of the Corporation, or (iii) the stockholders of the Corporation shall approve an agreement providing either for a transaction in which the Corporation will cease to be an independent publicly-owned corporation or for a sale or other disposition of all or substantially all the assets of the Corporation. Upon a change in control, unless the Committee shall have otherwise provided in the applicable Option Agreement, all Options and Stock Appreciation rights theretofore granted and not fully exercisable shall become exercisable in accordance with their terms, regardless of any vesting provision; provided, however, that no Option or Stock Appreciation Right which has previously been exercised or otherwise terminated shall become exercisable.

       15. Employee Rights Under the Plan. No director, officer or employee shall have a right to be selected as a Participant nor, having been so selected, to be selected again as a Participant and no director, officer, employee or other person shall have any claim or right to be granted an Award under the Plan or under any other incentive or similar plan of the Corporation or any Affiliate. Neither the Plan nor any action taken thereunder shall be construed as giving any employee any right to be retained in the employ of the Corporation or any Affiliate.

       16. Delivery and Registration of Stock. The Corporation's obligation to deliver Shares with respect to an Award shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Participant to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of the Securities Act of 1933 or any other Federal, state or local securities legislation or regulation. It may be provided that any representation requirement shall become inoperative upon a registration of the Shares or other action eliminating the necessity of such representation under such Securities Act or other securities legislation. The Corporation shall not be required to deliver any Shares under the Plan prior to (i) the admission of such shares to listing on any stock exchange or other system on which Shares may then be listed, and (ii) the completion of such registration or other qualification of such Shares under any state or Federal law, rule or regulation, as the Committee shall determine to be necessary or advisable.

       This Plan is intended to comply with Rule 16b-3 under the Securities Exchange Act of 1934. Any provision of the Plan which is inconsistent with said Rule shall, to the extent of such inconsistency, be inoperative and shall not affect the validity of the remaining provisions of the Plan.

       17. Withholding Tax. The Corporation shall have the right to deduct from all amounts paid in cash with respect to the exercise of a Right under the Plan any taxes required by law to be withheld with respect to such cash payments. Where a Participant or other person is entitled to receive Shares pursuant to the exercise of an Option or Right pursuant to the Plan, the Corporation shall have the right to require the Participant or such other person to pay the Corporation the amount of any taxes which the Corporation is required to withhold with respect to such Shares, and may, in its sole discretion, withhold sufficient Shares to cover the amount of taxes which the Corporation is required to withhold.

       18. Amendment or Termination. The Board of Directors of the Corporation may amend, suspend or terminate the Plan or any portion thereof at any time, subject to Office of Thrift Supervision Regulations, but no amendment shall be made without approval of the stockholders of the Corporation which shall, (i) increase the aggregate number of Shares with respect to which Awards may be made under the Plan (except pursuant to Section 4), (ii) materially change the requirements as to eligibility for participation in the Plan or (iii) change the class of persons eligible to participate in the Plan; provided, however, that no such amendment, suspension or termination shall impair the rights of any Participant, without his consent, in any Award theretofore made pursuant to the Plan.

       19. Effective Date and Term of Plan. The Plan shall become effective upon its ratification by stockholders of the Corporation. It shall continue in effect for a term of ten years unless sooner terminated under Section 17 hereof.

       20. Initial Grant. By, and simultaneously with, the ratification of this Plan by the stockholders of the Corporation, each member of the Board of Directors of the Corporation at the time of stockholder ratification of this Plan who is not a full-time Employee, is hereby granted a ten-year, Non-Qualified Stock Option to purchase 17,853 Shares. Each such Option shall be evidenced by a Non-Qualified Stock Option Agreement in a form approved by the Board of Directors and shall be subject in all respects to the terms and conditions of this Plan, which are controlling. All Options granted pursuant to this section shall vest in five equal annual installments (except in the event of death, disability or change in control, in which case such Options shall immediately vest) with the first installment vesting on the first anniversary of the date of grant, subject to the Director maintaining Continuous Service with the Corporation or its Affiliates since the date of grant.

                                                                      APPENDIX B

                          YONKERS FINANCIAL CORPORATION
                        1996 MANAGEMENT RECOGNITION PLAN


        1. Plan Purpose. The purpose of the Plan is to promote the long-term interests of the Corporation and its stockholders by providing a means for attracting and retaining directors, executive officers and employees of the Corporation and its Affiliates.

        2. Definitions. The following definitions are applicable to the Plan:

        "Award" - means the grant of Restricted  Stock  pursuant to the terms of
Section 12 of the Plan or by the Committee, as provided in the Plan.

        "Affiliate" - means any "parent corporation" or "subsidiary corporation" of the Corporation, as such terms are defined in Section 424(e) and (f), respectively, of the Code.

        "Association" - means The Yonkers Savings & Loan Association, FA, a savings institution and its successors.

        "Beneficiary" - means the person or persons designated by a Participant to receive any benefits payable under the Plan in the event of such Participant's death. Such person or persons shall be designated in writing on forms provided for this purpose by the Committee and may be changed from time to time by similar written notice to the Committee. In the absence of a written designation, the Beneficiary shall be the Participant's surviving spouse, if any, or if none, his estate.

        "Code" - means the Internal Revenue Code of 1986, as amended.

        "Committee" - means the Committee of the Board of Directors of the Corporation referred to in Section 6 hereof.

        "Continuous Service" - means the absence of any interruption or termination of service as a director, director emeritus, advisory director, executive officer or employee of the Corporation or any Affiliate. Service shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Corporation or any Affiliate or in the case of transfers between payroll locations of the Corporation or between the Corporation, its Affiliates or its successor. With respect to any director emeritus or advisory director, continuous service shall mean the availability to perform such functions as may be required of such individuals.

         "Corporation"  -  means  Yonkers  Financial  Corporation,   a  Delaware
corporation.

        "Disability" - means any physical or mental impairment which qualifies an employee, director, director emeritus or advisor director for disability benefits under any applicable long-term disability plan maintained by the Association or an Affiliate, or, if no such plan applies, which renders such employee or director, in the judgment of the Committee, unable to perform his customary duties and responsibilities.

        "Disinterested Person" - means any member of the Board of Directors of the Corporation who: (a) is not currently a Senior Officer of the Corporation or its Affiliates, or otherwise currently employed by the Corporation or its Affiliates; (b) does not receive compensation, either directly or indirectly, from the Corporation or its Affiliates, for services rendered as a consultant or in any capacity, other than as a director, except for an amount that does not exceed the dollar amount for which disclosure would be required to Rule 404(a) of Regulation S-K of the Securities and Exchange Commission Regulations; and (c) does not possess an interest in any other transaction for which disclosure would be required pursuant to Rule 404(a) of Regulation S-K of the Securities and Exchange Commission Regulations.

        "ERISA" - means the Employee Retirement Income Security Act of 1974, as amended.

        "Participant" - means any director, director emeritus, advisory director, executive officer or employee of the Corporation or any Affiliate who is selected by the Committee to receive an Award or is granted an Award pursuant to Section 12.

        "Plan" - means the 1996 Management Recognition Plan of the Corporation.

        "Restricted Period" - means the period of time selected by the Committee for the purpose of determining when restrictions are in effect under Section 3 hereof with respect to Restricted Stock awarded under the Plan.

        "Restricted Stock" - means Shares which have been contingently awarded to a Participant by the Committee subject to the restrictions referred to in
Section 3 hereof, so long as such restrictions are in effect.

        "Senior Officer" - means the Corporation's president, principal financial officer or principal accounting officer (or if there is no such accounting officer, the controller), any vice president of the Corporation in charge of a principal business unit, division or function (such as sales, administration or finance), any other officer who performs a policy-making function, or any other person who performs similar policy-making functions for the Corporation. Officers of the Corporation's Affiliates shall be deemed Senior Officers of the Corporation if they perform such policy-making functions for the Corporation.

         "Shares" - means the common stock, par value $0.01 per share, of the Corporation.

        3. Terms and Conditions of Restricted Stock. The Committee shall have full and complete authority, subject to the limitations of the Plan, to grant Awards and, in addition to the terms and conditions contained in paragraphs (a) through (f) of this Section 3, to provide such other terms and conditions (which need not be identical among Participants) in respect of such Awards, and the vesting thereof, as the Committee shall determine, subject to OTS regulations.

(a) At the time of an Award, the Committee shall establish for each Participant a Restricted Period which shall not be less than five years, during which or at the expiration of which, as the Committee shall determine and provide in the agreement referred to in paragraph (d) of this Section 3, the Shares awarded as Restricted Stock shall vest, and subject to any such other terms and conditions as the Committee shall provide, Shares of Restricted Stock may not be sold, assigned, transferred, pledged, voted or otherwise encumbered by the Participant, except as hereinafter provided, during the Restricted Period. Except for such restrictions, and subject to paragraphs (c) and
        (e) of this Section 3 and Section 4 hereof, the Participant as owner of such shares shall have all the rights of a stockholder. The Committee shall have the authority, in its discretion, subject to compliance with OTS regulations, to accelerate the time at which any or all of the restrictions shall lapse with respect to an Award, or to remove any or all of such restrictions, whenever it may determine that such action is appropriate by reason of changes in applicable tax or other laws or other changes in circumstances occurring after the commencement of such Restricted Period.

        No director who is not an employee of the Corporation shall be granted Awards with respect to more than 5% of the total shares subject to the Plan. All non-employee directors of the Corporation, in the aggregate, may not be granted Awards with respect to more than 30% of the total shares subject to the Plan and no individual shall be granted Awards with respect to more than 25% of the total shares subject to the Plan.

        Any Award made pursuant to this Plan, which Award is subject to the requirements of Office of Thrift Supervision Regulations, shall vest in not less than five equal annual installments with the first installment vesting on the one-year anniversary of the date of grant, except in the event of death, disability or change in control in which case all unvested shares shall rest immediately.

        In the event that Office of Thrift Supervision Regulations are amended (the "Amended Regulations") to permit shorter vesting periods, any Award made pursuant to this Plan, which Award is subject to the requirements of such Amended Regulations, may vest, at the sole discretion of the Committee, in accordance with such Amended Regulations.

(b) Except as provided in Section 5 hereof, if a Participant ceases to maintain Continuous Service for any reason (other than death or disability), unless the Committee shall otherwise determine, all Shares of Restricted Stock theretofore awarded to such Participant and which at the time of such termination of Continuous Service are subject to the restrictions imposed by paragraph (a) of this Section 3 shall upon such termination of Continuous Service be forfeited and returned to the Corporation. If a Participant ceases to maintain Continuous Service by reason of death or disability, Restricted Stock then still subject to restrictions imposed by paragraph (a) of this Section 3 will be free of those restrictions.

(c) Each certificate in respect of Shares of Restricted Stock awarded under the Plan shall be registered in the name of the Participant and deposited by the Participant, together with a stock power endorsed in blank, with the Corporation and shall bear the following (or a similar) legend:

                  The  transferability  of this  certificate  and the  shares of stock represented hereby are subject to the terms and conditions (including forfeiture) contained in the 1996 Management Recognition Plan of Yonkers Financial Corporation. Copies of such Plan are on file in the offices of the Secretary of Yonkers Financial Corporation, 6 Executive Plaza, Yonkers, New York 10701-9858.

(d) At the time of the granting of any Award, the Participant shall enter into an Agreement with the Corporation in a form specified by the Committee, agreeing to the terms and conditions of the

        Award and such other matters as the Committee, in its sole discretion, shall determine (the "Restricted Stock Agreement").

(e) The payment to the Participant of any dividends declared or paid by the Corporation on any Restricted Stock shall be deferred and held by the Corporation for the account of the Participant until the earlier to occur of (i) the lapsing of the restrictions imposed under paragraph (a) of this Section 3 or (ii) the forfeiture of such shares under paragraph
        (b) of this Section 3. There shall be credited at the end of each year (or portion thereof) interest on the amount of the Participant's account at a rate per annum as the Committee, in its discretion, may determine. Payment of deferred dividends, together with interest accrued thereon, shall be made upon the earlier to occur of the lapsing of the restrictions imposed under paragraph (a) of this Section 3 or upon death or disability. Shares of Restricted Stock shall not be voted by the Participant during the Restricted Period. Shares of Restricted Stock still subject to restriction shall be voted by an independent party to be named by resolution of the Committee.

(f)     At the  lapsing of the  restrictions  imposed by  paragraph  (a) of this
        Section 3, the Corporation shall deliver to the Participant (or where the relevant provision of paragraph (b) of this Section 3 applies in the case of a deceased Participant, to his legal representative, beneficiary or heir) the certificate(s) and stock power deposited with it pursuant to paragraph (c) of this Section 3 and the Shares represented by such certificate(s) shall be free of the restrictions referred to in paragraph (a) of this Section 3.

      4. Adjustments Upon Changes in Capitalization. In the event of any change in the outstanding Shares subsequent to the effective date of the Plan by reason of any reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation or any change in the corporate structure or Shares of the Corporation, the maximum aggregate number and class of shares as to which Awards may be granted under the Plan and the number and class of shares with respect to which Awards theretofore have been granted under the Plan shall be appropriately adjusted by the Committee, whose determination shall be conclusive. Any shares of stock or other securities received, as a result of any of the foregoing, by a Participant with respect to Restricted Stock shall be subject to the same restrictions and the certificate(s) or other instruments representing or evidencing such shares or securities shall be legended and deposited with the Corporation in the manner provided in Section 3 hereof.

      5. Assignments and Transfers. During the Restricted Period, no Award nor any right or interest of a Participant under the Plan in any instrument evidencing any Award under the Plan may be assigned, encumbered or transferred except (i) in the event of the death of a Participant, by will or the laws of descent and distribution, or (ii) pursuant to a qualified domestic relations order as defined in the Code or Title I of ERISA or the rules thereunder.

      6. Effect of Change in Control. Each of the events specified in the following clauses (i) through (iii) of this Section 6 shall be deemed a "change of control": (i) any third person, including a "group" as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, shall become the beneficial owner of shares of the Corporation with respect to which 25% or more of the total number of votes for the election of the Board of Directors of the Corporation may be cast, (ii) as a result of, or in connection with, any cash tender offer, merger or other business combination, sale of assets or contested election, or combination of the foregoing, the persons who were directors of the Corporation shall cease to constitute a majority of the Board of Directors of the Corporation, or (iii) the stockholders of the Corporation shall approve an agreement providing either for a transaction in which the Corporation will cease to be an independent publicly-owned corporation or for a sale or other disposition of all or substantially all of the assets of the Corporation. Upon a change in control, unless the Committee shall have otherwise provided in the applicable Restricted Stock Agreement, any Restricted Period with respect to Restricted Stock theretofore awarded to such participant shall lapse upon the happening of such event and all Shares awarded as Restricted Stock shall become fully vested in the Participant to whom such Shares were awarded.

      7. Administration. The Plan shall be administered by a Committee consisting of two or more members, each of whom shall be a Disinterested Person. The members of the Committee shall be appointed by the Board of Directors of the Corporation. Except as limited by the express provisions of the Plan, the Committee shall have sole and complete authority and discretion, subject to OTS regulations, to: (i) select Participants and grant Awards; (ii) determine the number of Shares to be subject to types of Awards generally, as well as individual Awards granted under the Plan; (iii) determine the terms and conditions upon which Awards shall be granted under the Plan; (iv) prescribe the form and terms of instruments evidencing such grants; and (v) establish from time to time regulations for the administration of the Plan, interpret the Plan, and make all determinations deemed necessary or advisable for the administration of the Plan. The Committee may maintain, and update from time to time as appropriate, a list designating selected directors as Disinterested Persons. The purpose of such list shall be to evidence the status of such individuals as Disinterested Persons, and the Board of Directors may appoint to the Committee any individual actually qualifying as a Disinterested Person, regardless of whether identified as such on said list.

      A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee without a meeting, shall be acts of the Committee.

      8. Shares  Subject to Plan.  Subject to  adjustment  by the  operation  of
Section 4 hereof, the maximum number of Shares with respect to which Awards may be made under the Plan is 142,830 Shares. The Shares with respect to which Awards may be made under the Plan may be either authorized and unissued Shares or issued Shares heretofore or hereafter reacquired and held as treasury Shares. An Award shall not be considered to have been made under the Plan with respect to Restricted Stock which is forfeited and new Awards may be granted under the Plan with respect to the number of Shares as to which such forfeiture has occurred.

      The Corporation's obligation to deliver Shares with respect to an Award shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Participant to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of the Securities Act of 1933 or any other Federal, state or local securities legislation or regulation. It may be provided that any representation requirement shall become inoperative upon a registration of the Shares or other action eliminating the necessity of such representation under such Securities Act or other securities legislation. The Corporation shall not be required to deliver any Shares under the Plan prior to (i) the admission of such shares to listing on any stock exchange on which Shares may then be listed, and (ii) the completion of such registration or other qualification of such Shares under any state or Federal law, rule or regulation, as the Committee shall determine to be necessary or advisable.

      9. Employee Rights Under the Plan. No director, director emeritus, advisory director, officer or employee shall have a right to be selected as a Participant nor, having been so selected, to be selected again as a Participant and no director, officer, employee or other person shall have any claim or right to be granted an Award under the Plan or under any other incentive or similar plan of the Corporation or any Affiliate. Neither the Plan nor any action taken thereunder shall be construed as giving any officer or employee any right to be retained in the employ of the Corporation, the Association or any Affiliate.

      10. Withholding Tax. Upon the termination of the Restricted Period with respect to any shares of Restricted Stock (or at such earlier time, if any, that an election is made by the Participant under Section 83(b) of the Code, or any successor provision thereto, to include the value of such shares in taxable income), the Corporation may, in its sole discretion, withhold from any payment or distribution made under this Plan sufficient Shares or withhold sufficient cash to cover any applicable withholding and employment taxes. The Corporation shall have the right to deduct from all dividends paid with respect to shares of Restricted Stock the amount of any taxes which the Corporation is required to withhold with respect to such dividend payments. No discretion or choice shall be conferred upon any Participant with respect to the form, timing or method of any such tax withholding.

      11. Amendment or Termination. The Board of Directors of the Corporation may amend, suspend or terminate the Plan or any portion thereof at any time, subject to OTS regulations; provided, however, that no such amendment, suspension or termination shall impair the rights of any Participant, without his consent, in any Award theretofore made pursuant to the Plan.

      12. Term of Plan. The Plan shall become effective upon its ratification by the stockholders of the Corporation. It shall continue in effect for a term of ten years unless sooner terminated under Section 11 hereof.

      This Plan is intended to comply with Rule 16b-3 under the Securities Exchange Act of 1934. Any provision of the Plan which is inconsistent with said Rule shall, to the extent of such inconsistency, be inoperative and shall not affect the validity of the remaining provisions of the Plan.

      13. Director Awards. By, and simultaneously with, the ratification of this Plan by the stockholders of the Corporation, each non-employee member of the Board of Directors of the Corporation with 10 or more years of service to the Corporation or its Affiliates, each non-employee member of the Board of Directors of the Corporation with fewer than 10 years of service to the Corporation or its Affiliates and each director emeritus of the Association, is hereby granted an Award equal to 5,713, 2,856 and 7,141 Shares. Each such Award shall be evidenced by a Restricted Stock Agreement in a form approved by the Corporation and shall be subject in all respects to the terms and conditions of this Plan, which are controlling. All Awards granted pursuant to this Section 13 shall vest in five equal annual installments (except in the event of death, disability or change in control, in which all such Awards shall immediately vest) with the first installment vesting on the one-year anniversary of the date of grant, as long as the director maintains Continuous Service with the Corporation or its Affiliates, provided, however, no Award shall be earned in any fiscal year (and shall be carried over to the subsequent fiscal year) in which the Association fails to meet all of its fully phased-in capital requirements.

                                 REVOCABLE PROXY
                          YONKERS FINANCIAL CORPORATION
                         ANNUAL MEETING OF STOCKHOLDERS

[X] PLEASE MARK VOTES AS IN THIS EXAMPLE

                                January 27, 1999

         The undersigned hereby appoints the Board of Directors of Yonkers Financial Corporation (the "Company"), and its survivor, with full power of substitution, to act as attorneys and proxies for the undersigned to vote all shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting"), to be held on January 27, 1999 at the principal office of The Yonkers Savings and Loan Association, FA located at One Manor House Square, Yonkers, New York, at 4:30 p.m., Yonkers, New York time, and at any and all ad journments thereof, as follows:

                                                                      FOR ALL
                                                  FOR     WITHHELD     EXCEPT
I.       The election of the
         following directors for
         a three year term to                     [ ]       [ ]         [ ]
         expire in 2002:

                  RICHARD F. KOMOSINSKI

                  MICHAEL J. MARTIN

         INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

--------------------------------------------------------------------------------

                                                   FOR     AGAINST     ABSTAIN

II.      Approval of certain amendments to the
         Yonkers Financial Corporation 1996        [ ]       [ ]         [ ]
         Stock Option and Incentive Plan

III.     Approval of certain amendments to the
         Yonkers Financial Corporation 1996        [ ]       [ ]         [ ]
         Management and Recognition Plan

IV.      The ratification of the appointment
         of KPMG Peat Marwick LLP, as the
         independent auditors of the               [ ]       [ ]         [ ]
         Company for the fiscal year ended
         September 30, 1999.

         In their discretion, the proxies are authorized to vote on such other matters as may properly come before the Meeting or any adjournments or postponements thereof.

         The Board of Directors recommends a vote "FOR" the listed proposals.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSALS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

Please be sure to sign and date this Proxy in the box below.

--------------------------------------------------------------------------------
Date

--------------------------------------------------------------------------------
Stockholder sign above                       Co-holder (if any) sign above

         Detach above card, sign, date and mail in postage paid envelope provided.

                          YONKERS FINANCIAL CORPORATION

         Should the above signed be present and elect to vote at the Meeting or at any adjournments or postponements thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this Proxy, then the power of such attorneys and proxies shall be deemed terminated and of no further force and effect.

         The above signed acknowledges receipt from the Company, prior to the execution of this Proxy, of Notice of the Annual Meeting, a Proxy Statement dated December 29, 1998, and the Company's Annual Report to Stockholders for the fiscal year ended September 30, 1998.

         Please sign exactly as your name appears above on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.


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